UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 84.6%
CONSUMER DISCRETIONARY - 16.4%
Auto Components - 1.6%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	680,000		$761,600
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	350,000		362,250
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	850,000		875,500
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	840,000		880,320	(a)
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	830,000		838,300	(a)(b)
Dana Holding Corp., Senior Notes	5.375%	9/15/21	1,320,000		1,303,500
Dana Holding Corp., Senior Notes	6.000%	9/15/23	1,320,000		1,316,700
Europcar Groupe SA, Secured Subordinated Notes	11.500%	5/15/17	782,000	EUR	1,219,263	(a)
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	455,000	EUR	709,418	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	260,000	EUR	362,209	(a)
Gestamp Funding Luxembourg SA, Senior Secured Notes	5.875%	5/31/20	750,000	EUR	1,031,126	(a)

Total Auto Components					9,660,186

Automobiles - 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	560,000		632,100	(a)

Distributors - 0.1%
LKQ Corp., Senior Notes	4.750%	5/15/23	600,000		558,000	(a)

Diversified Consumer Services - 1.1%
Co-operative Group Holdings 2011 Ltd., Senior Notes, Step bond	6.875%	7/8/20	100,000	GBP	152,177	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes, Step bond	7.500%	7/8/26	380,000	GBP	572,206
Laureate Education Inc., Senior Notes	9.250%	9/1/19	720,000		781,200	(a)
Novalis SAS, Senior Secured Notes	6.000%	6/15/18	1,200,000	EUR	1,694,364	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,450,000	GBP	2,370,880	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	935,000		995,775

Total Diversified Consumer Services					6,566,602

Hotels, Restaurants & Leisure - 5.8%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	1,250,000		1,237,500	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,491,601		1,399,098	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	500,000		442,500	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,110,000		2,146,925
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,320,000		1,244,100
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,030,000		974,637

Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	990,000		1,118,700
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,190,000		1,246,525	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	315,000		311,850	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,460,000		1,445,400	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,548,000	GBP	2,581,240
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	2,210,000		2,219,669	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,900,000		1,947,500	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,860,000		1,971,600	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	1,235,108	(e)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	3,680,000		3,542,000	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,800,000		1,890,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Hotels, Restaurants & Leisure - continued
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	470,000		$471,175	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,890,000		1,890,000	(a)(c)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,230,000		2,441,850
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	905,000		900,475	(a)(e)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	4.250%	5/30/23	1,520,000		1,396,500	(a)

Total Hotels, Restaurants & Leisure					34,054,352

Household Durables - 1.1%
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	1,510,000		1,668,550
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	980,000		981,225
WCI Communities Inc., Senior Notes	6.875%	8/15/21	1,320,000		1,270,500	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,350,000		1,431,000
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,260,000		1,266,300	(a)

Total Household Durables					6,617,575

Media - 5.4%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	600,000		649,500
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000		1,020,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	1,170,000		1,108,575
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,320,000		1,353,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	140,000		144,200
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	3,870,000		4,160,250
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,660,000		2,809,625
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	1,100,000		1,094,500	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	450,000		459,000	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	860,000		928,800
Lynx II Corp., Senior Notes	7.000%	4/15/23	690,000	GBP	1,137,171	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	690,000		702,075	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,590,000		2,745,400	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,500,000		1,515,000	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,470,000		2,642,900	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	290,000	EUR	406,058	(a)(b)
Polish Television Holding BV, Senior Secured Bonds, Step bond	11.250%	5/15/17	950,000	EUR	1,377,100	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	800,000		764,000
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,745,000		2,055,249

Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	553,000		640,873
Time Warner Entertainment Co., LP, Senior Notes	8.375%	3/15/23	500,000		584,204
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	475,000	EUR	657,063	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	670,000		737,000	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,040,000		1,118,000	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	330,000		330,000	(a)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	220,000	GBP	372,221	(a)

Total Media					31,511,764

Specialty Retail - 0.9%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	360,000	GBP	629,429	(a)
CST Brands Inc., Senior Notes	5.000%	5/1/23	630,000		596,925	(a)
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	470,000		475,129	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,347,000	EUR	1,742,564	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,830,000		1,797,975

Total Specialty Retail					5,242,022

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Textiles, Apparel & Luxury Goods - 0.3%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		$604,025	(a)
Quiksilver Inc./QS Wholesale Inc., Senior Secured Notes	7.875%	8/1/18	350,000		366,625	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	600,000		603,000	(a)

Total Textiles, Apparel & Luxury Goods					1,573,650

TOTAL CONSUMER DISCRETIONARY					96,416,251

CONSUMER STAPLES - 4.6%
Beverages - 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	580,000		595,950	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	800,000		736,000
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,360,000		1,407,600	(a)

Total Beverages					2,739,550

Food Products - 2.5%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,260,000	GBP	2,253,996	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,680,000		1,789,200	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	1,400,000		1,383,130	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,690,000		1,785,062	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,360,000		4,588,900	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	2,060,000		2,093,475	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	570,000		582,825	(a)

Total Food Products					14,476,588

Household Products - 0.8%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	860,000		894,400	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	620,000		644,800	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,060,000		980,500	(a)
Zobele Holding SpA, Senior Secured Notes	7.875%	2/1/18	1,710,000	EUR	2,427,678	(a)

Total Household Products					4,947,378

Personal Products - 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,450,000		1,482,625	(a)

Tobacco - 0.6%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	3,780,000		3,572,100	(a)

TOTAL CONSUMER STAPLES					27,218,241

ENERGY - 15.1%
Energy Equipment & Services - 2.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	750,000		789,375
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	100,000		97,250
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,460,000		1,467,300
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,550,000		1,743,750	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,240,000		1,320,600	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	360,000		361,800	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	990,000		985,050
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	1,510,000		1,534,538	(a)
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	120,000		117,300	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,010,000		1,085,750
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	950,000		1,035,500	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,540,000		1,690,150
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	310,000		296,050	(a)

Total Energy Equipment & Services					12,524,413

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 13.0%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	1,620,000	$1,672,650
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	470,000	485,275
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	1,810,000	1,810,000	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	90,000	70,650
Arch Coal Inc., Senior Notes	9.875%	6/15/19	2,300,000	2,058,500	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	1,040,000	945,100	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,370,000	1,294,650	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	950,000	1,047,375
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	490,000	540,225
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,240,000	1,376,400
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	499,000	531,435
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000	761,025
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,190,000	1,303,050
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,606,000
Concho Resources Inc., Senior Notes	5.500%	10/1/22	20,000	20,050
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,090,000	1,174,475
Continental Resources Inc., Senior Notes	4.500%	4/15/23	2,330,000	2,297,962
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,828,047	2,813,907	(a)(b)(c)
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	890,000	868,863
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,326,000	1,382,355
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,650,000	1,579,875	(a)
Energy XXI Gulf Coast Inc., Senior Notes	7.500%	12/15/21	225,000	222,750	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.875%	12/15/17	1,376,622	1,443,732	(a)(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,150,000	2,193,000	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	570,000	605,625
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,280,000	1,318,400
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	1,810,000	1,901,631	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	980,000	1,075,550
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	510,000	499,800	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,260,000	1,409,940	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,310,000	1,421,350	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,330,000	1,383,200	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	480,000	499,200	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	663,000	712,725
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,268,000	1,340,910
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,490,000	2,508,675	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,060,000	1,565,600
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,170,000	1,170,000	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	1,000,000	1,015,000	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,340,000	1,453,900	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	330,000	294,525	(f)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	610,000	532,225	(f)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	940,000	1,015,200	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,290,000	1,360,950	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	281,000	283,810	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	109,000	110,090	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	400,000	449,000
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	2,290,000	2,312,900
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	990,000	915,538
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,000,000	1,290,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
QEP Resources Inc., Senior Notes	5.250%	5/1/23	2,270,000		$2,128,125
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,580,000		1,504,950	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	400,000		389,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	410,000		432,550
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	150,000		144,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	1,350,000		1,228,500	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	1,000,000		1,121,250	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	190,000		213,038	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,582,000		1,831,165	(a)
Samson Investment Co., Senior Notes	10.250%	2/15/20	2,720,000		2,896,800	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	780,000		764,400	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,090,000		1,163,575	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	660,000		643,500	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	740,000		767,750	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	637,000		665,665
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.250%	5/1/23	200,000		197,000	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,670,000		1,975,800	(a)

Total Oil, Gas & Consumable Fuels					76,012,866

TOTAL ENERGY					88,537,279

FINANCIALS - 6.0%
Commercial Banks - 2.3%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	890,000		1,157,619	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	730,000		725,437
CIT Group Inc., Senior Notes	5.000%	8/15/22	2,400,000		2,356,253
CIT Group Inc., Senior Notes	5.000%	8/1/23	190,000		184,304
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	670,000		736,162	(a)(e)(g)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	2,400,000	EUR	3,222,490	(a)(e)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,680,000		1,710,840	(a)(g)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	310,000		405,616	(a)(e)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,187,000		2,263,545	(e)(g)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	510,000		540,331

Total Commercial Banks					13,302,597

Consumer Finance - 0.5%
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	10,000		9,750	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	340,000		311,525	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,060,000		1,200,450
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	720,000		738,000	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	580,000		609,000	(a)

Total Consumer Finance					2,868,725

Diversified Financial Services - 2.4%
Boats Investments BV, Secured Notes	11.000%	3/31/17	2,204,821	EUR	1,640,536	(a)(b)
Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes	5.625%	10/15/20	1,000,000		976,250	(a)
ING Group NV, Subordinated Bonds	5.140%	3/17/16	2,280,000	GBP	3,506,540	(e)(g)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,200,000		1,371,000
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	2,000,000		2,315,000
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	770,000		677,600	(e)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	1,780,000		1,797,800

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - continued
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	660,000		$691,350
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	990,000		1,076,625

Total Diversified Financial Services					14,052,701

Insurance - 0.5%
ELM BV, Subordinated Notes	5.252%	5/25/16	1,850,000	EUR	2,583,363	(a)(e)(g)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	600,000		612,000	(a)

Total Insurance					3,195,363

Real Estate Management & Development - 0.3%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,640,000		1,643,772	(a)

TOTAL FINANCIALS					35,063,158

HEALTH CARE - 4.6%
Health Care Equipment & Supplies - 1.3%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,150,000		1,145,687
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	920,000		922,300	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,590,000		2,356,900
Ontex IV SA, Senior Notes	9.000%	4/15/19	2,324,000	EUR	3,340,526	(a)

Total Health Care Equipment & Supplies					7,765,413

Health Care Providers & Services - 2.9%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	826,000		999,460
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	490,000		497,350	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,120,000		1,192,800
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	940,000		1,015,200
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	690,000		710,700	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	1,500,000		1,548,750	(a)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	1,330,000		1,354,937
HCA Inc., Senior Secured Notes	7.250%	9/15/20	450,000		490,500
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,620,000		1,688,850
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,720,000		756,800	(a)(f)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,810,000		1,923,125
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,550,000		1,621,687	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	1,140,000		1,167,788	(a)
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,390,000	EUR	1,960,382	(a)

Total Health Care Providers & Services					16,928,329

Pharmaceuticals - 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,000,000	EUR	1,532,103	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	350,000	EUR	511,378	(a)(e)(g)

Total Pharmaceuticals					2,043,481

TOTAL HEALTH CARE					26,737,223

INDUSTRIALS - 12.0%
Aerospace & Defense - 1.3%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,920,000		2,140,800
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	2,272,000		2,235,080	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	600,000		631,500	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,290,000		2,295,725	(a)

Total Aerospace & Defense					7,303,105

Airlines - 1.6%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,250,000		1,241,625	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	890,000		895,563	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	886,141		937,094

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Airlines - continued
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	1,110,000		$1,068,375	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	262,372		291,889
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	1,475,723		1,542,131	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	850,000	GBP	1,490,199	(a)
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	110,000		109,863
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	100,173		109,689
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	948,647		962,876
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	170,000		173,825
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	690,000		655,500

Total Airlines					9,478,629

Building Products - 0.9%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,810,000		1,705,925	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,450,000		1,424,625	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		672,750	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	260,000		285,350	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	828,000	EUR	1,268,581	(a)

Total Building Products					5,357,231

Commercial Services & Supplies - 1.6%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,430,000		1,501,500
JM Huber Corp., Senior Notes	9.875%	11/1/19	850,000		969,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	3,310,000		3,483,775
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	220,000		245,300
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,772,000		1,944,770	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	676,000		741,910	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	70,000		65,450	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	596,000		651,130

Total Commercial Services & Supplies					9,602,835

Construction & Engineering - 0.7%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,400,000		1,305,500	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	3,450,000		3,001,500	(a)

Total Construction & Engineering					4,307,000

Electrical Equipment - 0.6%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,180,000		1,247,850	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,680,000		1,722,000	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	150,000	EUR	205,971	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	200,000	EUR	279,364	(a)

Total Electrical Equipment					3,455,185

Machinery - 1.3%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,090,000		3,229,050	(a)
Frigoglass Finance BV, Senior Notes	8.250%	5/15/18	650,000	EUR	936,616	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	1,000,000		992,500	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000		1,392,300	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,020,000		1,073,550	(a)

Total Machinery					7,624,016

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Marine - 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,059,308		$1,001,046	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	980,000		980,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	975,000		1,016,437
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	640,000		678,400	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	470,000		495,263	(a)

Total Marine					4,171,146

Road & Rail - 0.6%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	1,440,000		1,497,600	(a)
HDTFS Inc., Senior Notes	6.250%	10/15/22	590,000		612,125
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,550,000		1,662,375	(a)

Total Road & Rail					3,772,100

Trading Companies & Distributors - 0.5%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	810,000		860,625	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,040,000		1,112,800
Rexel SA, Senior Notes	5.250%	6/15/20	970,000		950,600	(a)

Total Trading Companies & Distributors					2,924,025

Transportation - 1.9%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		142,500	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	2,100,000	EUR	2,696,096	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	470,000		497,025	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,300,000		2,288,500	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,710,000		2,967,450	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	920,000		1,007,400	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,260,000		1,253,700	(a)

Total Transportation					10,852,671

Transportation Infrastructure - 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,510,000		1,585,500	(a)

TOTAL INDUSTRIALS					70,433,443

INFORMATION TECHNOLOGY - 2.4%
Electronic Equipment, Instruments & Components - 0.1%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	3/15/23	510,000		506,175	(a)

Internet Software & Services - 0.6%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	800,000		916,000
Bankrate Inc., Senior Notes	6.125%	8/15/18	480,000		481,200	(a)
VeriSign Inc., Senior Notes	4.625%	5/1/23	1,770,000		1,672,650	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	550,000		604,313

Total Internet Software & Services					3,674,163

IT Services - 0.2%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	370,000		366,300	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	580,000		640,900
First Data Corp., Senior Secured Notes	6.750%	11/1/20	290,000		301,600	(a)

Total IT Services					1,308,800

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Semiconductors & Semiconductor Equipment - 0.1%
Magnachip Semiconductor Corp., Senior Notes	6.625%	7/15/21	880,000		$873,400	(a)

Software - 1.4%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	1,180,000		1,203,600	(a)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	1,180,000		1,184,425	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	990,000		997,425	(a)
Audatex North America Inc., Senior Notes	6.000%	6/15/21	1,060,000		1,086,500	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	1,900,000		1,949,875	(a)(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,450,000		1,504,375	(a)

Total Software					7,926,200

TOTAL INFORMATION TECHNOLOGY					14,288,738

MATERIALS - 11.4%
Chemicals - 1.0%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	510,000		512,550
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	508,000	EUR	732,950	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	510,000	EUR	802,071	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	691,983	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	2,100,000	EUR	3,000,763	(a)

Total Chemicals					5,740,317

Construction Materials - 1.4%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	940,000		927,075	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,095,000		1,204,500	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	850,000		935,000	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	4,745,000		5,136,463	(a)

Total Construction Materials					8,203,038

Containers & Packaging - 1.3%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	2,208,401		2,351,947	(a)(b)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,170,000		1,246,050	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.875%	11/15/22	1,370,000		1,311,775	(a)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	200,000		210,000	(a)(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	890,000		814,350
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	400,000		403,500
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,420,000		1,512,300	(a)

Total Containers & Packaging					7,849,922

Metals & Mining - 6.0%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,250,000		1,290,625
ArcelorMittal, Senior Notes	6.750%	2/25/22	1,760,000		1,861,200
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	670,000		614,725	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	350,000		308,801
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,690,000		1,715,350	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	710,000		711,775	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	695,000		696,737	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,340,000		4,253,200	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		543,750	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	410,000		429,988	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	320,000		346,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	940,000		944,700	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,325,000		1,417,750	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,510,000		1,528,875	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,560,000		1,302,600	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - continued
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	150,000		$62,250	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	840,000		842,100
New World Resources NV, Senior Notes	7.875%	1/15/21	1,150,000	EUR	813,672	(a)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	1,040,000		941,200	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	360,000		363,600	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,150,000		1,196,000
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	800,000		842,000	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,880,000	EUR	2,673,706	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	2,320,000		2,035,800	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	490,000		513,275
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	500,000		522,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	890,000		921,150
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	400,000		435,500
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,710,000		1,744,200	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	175,000		178,500	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,020,000		2,080,600	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	130,000		143,325	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	1,280,000		1,222,400	(a)

Total Metals & Mining					35,498,254

Paper & Forest Products - 1.7%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	1,437,000		1,627,402
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	660,000		597,300
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	536,000		578,880	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,280,000		1,378,560	(a)
Portucel SA, Senior Notes	5.375%	5/15/20	1,500,000	EUR	2,059,715	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,820,000		1,606,150	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000		686,200	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	890,000		923,375
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	515,000		342,475

Total Paper & Forest Products					9,800,057

TOTAL MATERIALS					67,091,588

TELECOMMUNICATION SERVICES - 8.6%
Diversified Telecommunication Services - 4.7%
Axtel SAB de CV, Senior Secured Notes, Step bond	7.000%	1/31/20	1,640,000		1,549,800	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	2,070,000		2,266,650	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	1,200,000		1,248,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	380,000		408,500
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,790,000		1,942,150
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	2,310,000		2,171,400	(a)
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	540,000		562,950	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	750,000		761,250

Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	640,000		702,400
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	2,970,000		3,048,592
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,390,000		1,386,525	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	5.500%	1/15/23	200,000		190,500	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,406,549	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,000,000		1,095,000	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,960,000		2,104,815
Vimpel Communications, Notes	6.493%	2/2/16	550,000		584,375	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Telecommunication Services - continued
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,534,436		$4,500,428	(a)(b)
Windstream Corp., Senior Notes	7.500%	6/1/22	600,000		601,500
Windstream Corp., Senior Notes	7.500%	4/1/23	410,000		406,925
Windstream Corp., Senior Notes	6.375%	8/1/23	520,000		478,400

Total Diversified Telecommunication Services					27,416,709

Wireless Telecommunication Services - 3.9%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,110,000	EUR	1,531,697	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	760,000		825,550
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,080,000	GBP	1,868,616	(a)
SoftBank Corp., Senior Notes	4.500%	4/15/20	2,030,000		1,951,338	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	4,360,000		3,913,100
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,605,000		1,639,106
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,000,000		1,175,000	(a)
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	1,790,000		1,655,750
Sprint Corp., Senior Notes	7.875%	9/15/23	3,030,000		3,098,175	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	3,540,000		3,739,125	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,680,000		1,774,500	(a)

Total Wireless Telecommunication Services					23,171,957

TOTAL TELECOMMUNICATION SERVICES					50,588,666

UTILITIES - 3.5%
Electric Utilities - 0.8%
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	230,243		232,545
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,037,000		3,219,220
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,090,457		1,074,100	(f)

Total Electric Utilities					4,525,865

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	810,000		868,725

Independent Power Producers & Energy Traders - 2.4%
AES Corp., Senior Notes	7.375%	7/1/21	440,000		486,200
AES Corp., Senior Notes	4.875%	5/15/23	920,000		864,800
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,170,000		1,181,700
Colbun SA, Senior Notes	6.000%	1/21/20	580,000		622,670	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	850,000		14,875	(c)(d)(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,710,000		2,869,213
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,475,000		1,593,000	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,900,000		1,909,500	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,830,000		2,985,650

Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	113,605		120,989
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,568,614		1,722,534

Total Independent Power Producers & Energy Traders					14,371,131

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	580,000		671,350	(a)

TOTAL UTILITIES					20,437,071

TOTAL CORPORATE BONDS & NOTES (Cost - $487,099,526)					496,811,658

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost - $306,512)	7.000%	1/31/20	1,869,600	MXN	214,248	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SENIOR LOANS - 3.3%
CONSUMER DISCRETIONARY - 1.6%
Hotels, Restaurants & Leisure - 0.7%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,550,000		$1,577,125	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,500,000		2,676,500	(h)

Total Hotels, Restaurants & Leisure					4,253,625

Multiline Retail - 0.8%
Neiman Marcus Group Inc., Bridge Loan	—	9/15/14	4,520,000		4,520,000	(c)(d)(i)

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	720,000		698,143	(h)

Textiles, Apparel & Luxury Goods - 0.0%
Simmons HoldCo. Inc., New Term Loan	—	2/15/13	1,977,672		0	(c)(d)(f)(j)(k)

TOTAL CONSUMER DISCRETIONARY					9,471,768

CONSUMER STAPLES - 0.4%
Food Products - 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	580,000		591,600	(h)
Dole Food Co. Inc., Bridge Loan	—	2/21/14	1,930,000		1,930,000	(c)(d)(i)

TOTAL CONSUMER STAPLES					2,521,600

ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,500,000		1,475,625	(h)

HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Tenet Healthcare Corp., Bridge Loan	—	6/24/14	2,770,000		2,770,000	(c)(d)(i)

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
First Data Corp., Extended 2018 Term Loan B	4.180%	3/23/18	892,870		886,732	(h)

MATERIALS - 0.3%
Chemicals - 0.3%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	600,000	EUR	840,120	(h)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,160,000		1,204,225	(h)

TOTAL MATERIALS					2,044,345

TOTAL SENIOR LOANS (Cost - $20,568,282)					19,170,070

SOVEREIGN BONDS - 8.4%
Argentina - 0.6%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,606,000		3,335,550

Brazil - 0.8%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	1,100,000		1,106,050	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	812,000	BRL	367,173
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,402,000	BRL	3,235,071
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	668,000	BRL	279,871

Total Brazil					4,988,165

Mexico - 2.5%
Mexican Bonos, Bonds	6.500%	6/9/22	185,765,000	MXN	14,729,542

Russia - 0.5%
Russian Federal Bond, Bonds	7.400%	6/14/17	72,130,000	RUB	2,282,898
Russian Federal Bond, Bonds	7.500%	3/15/18	16,117,000	RUB	514,700

Total Russia					2,797,598

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Turkey - 0.8%
Republic of Turkey, Senior Notes	6.250%	9/26/22	4,300,000	$4,634,325

Venezuela - 3.2%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	12,423,000	11,242,815	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	9,309,000	7,786,978	(a)

Total Venezuela				19,029,793

TOTAL SOVEREIGN BONDS (Cost - $49,684,832)				49,514,973

			SHARES
COMMON STOCKS - 2.1%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			90,995	181,990	*(c)(d)

Household Durables - 0.0%
William Lyon Homes, Class A Shares			4,178	84,897	*

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6	0	(c)(d)(j)

TOTAL CONSUMER DISCRETIONARY				266,887

ENERGY - 0.6%
Energy Equipment & Services - 0.6%
KCAD Holdings I Ltd.			395,216,044	3,368,426	(c)(d)

FINANCIALS - 0.7%
Diversified Financial Services - 0.4%
Citigroup Inc.			57,244	2,776,907

Real Estate Management & Development - 0.3%
Realogy Holdings Corp.			30,434	1,309,271	*
Realogy Holdings Corp.			7,171	308,496	*(c)(d)

Total Real Estate Management & Development				1,617,767

TOTAL FINANCIALS				4,394,674

INDUSTRIALS - 0.8%
Building Products - 0.0%
Nortek Inc.			973	66,855	*

Marine - 0.8%
DeepOcean Group Holding AS			111,638	3,426,013	(c)(d)
Horizon Lines Inc., Class A Shares			781,280	1,046,915	*

Total Marine				4,472,928

TOTAL INDUSTRIALS				4,539,783

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			10,212	9	*(d)

TOTAL COMMON STOCKS (Cost - $12,537,062)				12,569,779

CONVERTIBLE PREFERRED STOCKS - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
ArcelorMittal (Cost - $305,000)	6.000%		12,200	262,178

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 2.0%
FINANCIALS - 2.0%
Commercial Banks - 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		690	$704,231	(e)

Consumer Finance - 1.6%
GMAC Capital Trust I	8.125%		359,675	9,621,307	(e)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%		56,875	1,562,356	(e)

TOTAL PREFERRED STOCKS (Cost - $11,714,697)				11,887,894

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	3,438	318,015	*
Jack Cooper Holdings Corp.		5/6/18	1,123	103,878	*

TOTAL WARRANTS (Cost - $61,397)				421,893

TOTAL INVESTMENTS - 100.6% (Cost - $582,277,308#)				590,852,693
Liabilities in Excess of Other Assets - (0.6)%				(3,442,514)

TOTAL NET ASSETS - 100.0%				$587,410,179

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of September 30, 2013.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of September 30, 2013. The interest rate for fully unfunded term loans is to be determined.

(j)	Value is less than $1.

(k)	The maturity principal is currently in default as of September 30, 2013.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
RUB	— Russian Ruble

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$492,583,778	$4,227,880		$496,811,658
Convertible bonds & notes	—	214,248	—		214,248
Senior loans	—	19,170,070	0	*	19,170,070
Sovereign bonds	—	49,514,973	—		49,514,973
Common stocks	$5,284,854	308,496	6,976,429		12,569,779
Convertible preferred stocks	262,178	—	—		262,178
Preferred stocks	11,887,894	—	—		11,887,894
Warrants	—	421,893	—		421,893

Total investments	$17,434,926	$562,213,458	$11,204,309		$590,852,693

Other financial instruments:
Futures contracts	$169,831	—	—		$169,831
Forward foreign currency contracts	—	$23,636	—		23,636

Total other financial instruments	$169,831	$23,636	$—		$193,467

Total	$17,604,757	$562,237,094	$11,204,309		$591,046,160

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$20,367	—	—		$20,367
Forward foreign currency contracts	—	$1,540,880	—		1,540,880

Total	$20,367	$1,540,880	—		$1,561,247

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	SENIOR LOANS		COMMON STOCKS	TOTAL
Balance as of December 31, 2012	$4,484,388	$0	*	$9,802,187	$14,286,575
Accrued premiums/discounts	78,120	—		—	78,120
Realized gain (loss)	87,620	—		—	87,620
Change in unrealized appreciation (depreciation)(1)	541,989	—		(968,374)	(426,385)
Purchases	273,038	—		—	273,038
Sales	(1,237,275)	—		(1,548,888)	(2,786,163)
Transfers into Level 3	—	—		—	—
Transfers out of Level 3 (2)	—	—		(308,496)	(308,496)

Balance as of September 30, 2013	$4,227,880	$0	*	$6,976,429	$11,204,309

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2013(1)	$548,592	—		$(202,652)	$(345,940)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Notes to Schedule of Investments (unaudited) (continued)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts

Notes to Schedule of Investments (unaudited) (continued)

written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,540,880. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$26,050,860
Gross unrealized depreciation	(17,475,475)

Net unrealized appreciation	$8,575,385

During the period ended September 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	68,700,000	$372,400
Options written	53,100,000	347,360
Options closed	—	—
Options exercised	(40,600,000)	(273,340)
Options expired	(81,200,000)	(446,420)

Written options, outstanding as of September 30, 2013	—	—

At September 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	81	12/13	$10,067,810	$10,237,641	$169,831

Contracts to Sell:
U.S. Treasury 30-Year Bonds	7	12/13	913,258	933,625	(20,367)

Net unrealized gain on open futures contracts					$149,464

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank N.A.	746,960	$1,010,640	11/15/13	$10,640

Contracts to Sell:
Brazilian Real	Citibank N.A.	5,999,760	2,698,760	10/15/13	12,996
British Pound	BNP Paribas	406,233	657,429	11/15/13	(34,876)
British Pound	Citibank N.A.	5,168,252	8,364,068	11/15/13	(427,959)
British Pound	UBS AG	4,366,305	7,066,232	11/15/13	(360,549)
Euro	Citibank N.A.	5,783,537	7,825,147	11/15/13	(151,058)
Euro	Goldman Sachs	6,339,269	8,577,054	11/15/13	(156,172)
Euro	JP Morgan Chase.	997,042	1,349,002	11/15/13	(25,811)
Euro	UBS AG	300,000	405,901	11/15/13	(4,972)
Euro	UBS AG	350,000	473,551	11/15/13	(8,391)
Euro	UBS AG	15,413,585	20,854,637	11/15/13	(371,092)

					(1,527,884)

Net unrealized loss on open forward foreign currency contracts					$(1,517,244)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2013.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$169,831	$(20,367)	—	—	$149,464
Foreign Exchange Risk	—	—	$23,636	(1,540,880)	(1,517,244)

Total	$169,831	$(20,367)	$23,636	$(1,540,880)	$(1,367,780)

During the period ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$113,976
Written options†	197,512
Futures contracts (to buy)	3,586,148
Futures contracts (to sell)	878,719
Forward foreign currency contracts (to buy)	6,253,907
Forward foreign currency contracts (to sell)	62,321,315

Average notional balance†
Credit default swap contracts (to buy protection)†	$19,142,780

†	At September 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013